Exhibit 10.88


                                    AMENDMENT


         This Amendment, dated as of November 1, 2004, (the "Amendment") amends the Factoring and Security Agreement, dated October 13, 2004, (the "Agreement") between INSCI CORP., formerly insci-statements.com, corp., a Delaware corporation, which sometimes uses the name INSCI (collectively the "Client") and Benefactor Funding Corp., a Colorado corporation (the "Factor").

         In consideration of the respective promises, representations, warranties, covenants and agreements contained herein and in the Agreement, Client and Factor agree as follows:

         1. The term "Client" in the Agreement is hereby amended to read as follows: "ClearStory Systems, Inc., formerly INSCI CORP. and formerly insci-statements.com, corp., a Delaware corporation, which sometimes uses the name INSCI (collectively the "Client")".

         2. Signature via fax shall be considered original signature for this Amendment.

         3. All capitalized terms used herein shall have the meaning set forth in the Agreement. All other provisions of the Agreement shall remain in full force and effect and are not modified by this Amendment.

         IN WITNESS WHEREOF, the parties to this Amendment have duly executed it as of the day and year above written.



FACTOR:                                     CLIENT:

BENEFACTOR FUNDING CORP.                    CLEARSTORY SYSTEMS, INC., FORMERLY
                                            INSCI CORP. AND FORMERLY
                                            INSCI-STATEMENTS.COM, CORP.,
                                            WHICH SOMETIMES USES THE NAME INSCI

/S/ THOMAS R. SMELTZ                        /S/ HENRY F. NELSON
--------------------                        --------------------
Thomas R. Smeltz, Vice President            Henry F. Nelson, President and CEO